UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 17, 2007
LSB BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One LSB Plaza, Lexington, North Carolina	27292
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 248-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition
     On April 17, 2007, LSB Bancshares, Inc. issued a press release announcing the earnings for the first quarter of 2007. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.
Item 8.01.      Other Events
     The information required by this item is incorporated by reference from Item 2.02 and Item 9.01.
Item 9.01.      Financial Statements and Exhibits.
     This Exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 2.02 – Results of Operations and Financial Condition
     (99.1) Press release issued by LSB Bancshares, Inc. on April 17, 2007.
Disclosures About Forward Looking Statements
     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.
Additional Information and Where To Find It
     In connection with the merger, LSB will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company’s shareholders, and each of LSB and FNB may file other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.
You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about LSB and FNB, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing LSB’s website (http://www.lsbnc.com), or by accessing FNB’s website (http://www.fnbsoutheast.com).
Participants in the Solicitation
     LSB and FNB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LSB and/or FNB in connection with the merger. Information about the directors and executive officers of LSB is set forth in LSB’s Form 10-K for the fiscal year ended December 31, 2006, as filed with the SEC on March

16, 2007. Information about the directors and executive officers of FNB is set forth in FNB’s Form 10-K for FNB, as filed with the SEC on March 16, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. You may obtain free copies of these documents as described above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC.

Dated: April 17, 2007	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of LSB Bancshares, Inc. dated April 17, 2007.